SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                October 25, 2001
                Date of Report (Date of earliest event reported)


                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-14556                  86-0786101
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices) (zip code)


                                 (623) 932-6200
              (Registrant's telephone number, including area code)
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ITEM 8. CHANGE IN FISCAL YEAR

     On October 25, 2001, the Registrant's Board of Directors voted to change the Registrant's fiscal year commencing with the fiscal year immediately following the fiscal year ending December 31, 2001. The resolution changes the Registrant's fiscal year from the twelve calendar months ending on December 31 each year to the twelve-month period ending on the last Saturday occurring in the month of December of each calendar year. Accordingly, the fiscal year of the Registrant immediately following the fiscal year ending December 31, 2001 will be the period commencing January 1, 2002 and ending December 28, 2002. The Registrant's transition period will be covered by the Registrant's filing on Form 10-K for the fiscal year ending December 28, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 9, 2001                  POORE BROTHERS, INC.


                                        By: /s/ Thomas W. Freeze
                                            ------------------------------------
                                            Thomas W. Freeze
                                            Senior Vice President &
                                            Chief Financial Officer